SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             FORM 8-K/A

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  May 9, 1997


               COLOROCS INFORMATION TECHNOLOGIES, INC.
         (Exact name of registrant as specified in charter)

      Georgia                     0-14392              58-1482573
(State of incorporation)    (Commission File No.)  (I.R.S. Employer
                                                  Identification No.)


   5600 Oakbrook Parkway, Suite 260, Norcross, Georgia  30093-1843
    (Address of principal executive offices, including zip code)

                           (770) 447-3570
        (Registrant's telephone number, including area code)

                       Exhibit Index on page 3

Item 5.  Other Events.
     As previously reported in Item 2 of the registrant's Current Report on Form 8-K (Date of Report: May 9, 1997), NetChannel, Inc. ("NetChannel"), a privately held company based in South San Francisco, California, on May 9, 1997 purchased from the registrant's majority owned subsidiary, ViewCall America, Inc. ("VCA"), substantially all of the assets and assumed most of the liabilities of VCA in exchange for 555,556 shares of NetChannel convertible preferred stock. In addition, NetChannel issued 3,144,280 shares of convertible preferred stock to the registrant in consideration of advances made by the registrant to VCA and all liens over VCA assets possessed by the registrant.

     On May 1, 1997 the registrant sold to SC Distribution, Inc., a privately held company based in Norcross, Georgia, substantially all of the assets of its color copying and printing business in exchange for the assumption of certain liabilities as well as a portion of the revenues from the future sale of certain color printers.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (b)  Pro Forma Financial Information.
          The unaudited pro forma financial information required by
          Item 7(b) relative to the disposition of substantially all of the assets and liabilities of VCA described in Item 2 of the registrant's Current Report on Form 8-K (Date of Report:
          May 9, 1997) is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

     (c)  Exhibits
          Exhibit No.    Description
          99.1           Pro Forma Financial Information

                              SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized, on December 1, 1997.

                              Colorocs Information Technologies, Inc.
                              (Registrant)

                              By:  / s /  Rudolph P. Russo
                              Rudolph P. Russo
                              Chairman and Chief Executive Officer

                              By:  / s /  Alan Catherall
                              Alan Catherall
                              Chief Financial Officer

                            EXHIBIT INDEX

Exhibit                  Description                        Page No.
99.1                     Pro Forma Financial Information       4

                            EXHIBIT 99.1

                   PRO FORMA FINANCIAL INFORMATION

     The Unaudited Pro Forma Statements of Operations are based on the historical financial statements of the registrant, adjusted to give effect to the following as if it had occurred on January 1, 1996: (i) the disposition of the VCA assets and assumption of the VCA liabilities (ii) the disposition of the color copying and printing business. The Unaudited Pro Forma Balance Sheet as of March 31, 1997 is based on the historical financial statements of the registrant, adjusted to give effect to (i) the disposition of the VCA assets and
(ii) the disposition of the color copying and printing assets as if the transactions had occurred on March 31, 1997. In the opinion of management, they include all material adjustments necessary to reflect, on a pro forma basis, the impact of such transactions.

     The Unaudited Pro Forma Financial Information should be read in conjunction with the registrant's historical consolidated financial statements filed previously with the Commission. The Pro Forma Financial Information does not purport to represent what the registrant's results of operations or financial position would have been had such transactions actually occurred on any of the dates set forth above or to project the registrant's results of operations or financial position for any future period.

Colorocs Information Technologies, Inc., and Subsidiary
Unaudited Pro Forma Balance Sheet
As of March 31, 1997

                                                                Disposition of       Disposition of
                                         March 31, 1997              VCA           Copying & Printing     March 31, 1997
                                                                   (Note 1)             (Note 2)            Pro-forma
ASSETS
  Cash and cash equivalents                    25,618                    --                  --                25,618
  Marketable securities                        29,969                    --                  --                29,969
  Accounts receivable                         352,340                    --              52,357               299,983
  Inventories                                 125,065                    --             109,106                15,959
  Prepaid assets                              166,089                15,911                  --               150,178
                                           ----------             ---------             -------            ----------
Total  current assets                         699,081                15,911             161,463               521,707

LONG TERM ASSETS
  Property and equipment, net               1,094,281             1,052,186                  --                42,095
  Deposits                                      6,516                    --                  --                 6,516
  Investment in ViewCall Europe               250,000               250,000                  --                    --
  Investment in NetChannel                         --              (218,253)                 --               218,253
  Investment in ViewCall Canada                 1,529                 1,529                  --                    --
  Other assets                                161,030               293,721                  --              (132,691)
  Goodwill and Intangible Assets              975,161               802,871                  --               172,290
                                           ----------             ---------             -------            ----------
Total long term assets                      2,488,517             2,182,055                  --               306,462

Total assets                                3,187,598             2,197,966             161,463               828,169
                                           ==========             =========             =======            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Account payable and accrued expenses      3,026,109             2,031,482             161,463               833,164
  Note payable to director/shareholder        500,000                    --                  --               500,000
  Short term borrowings from bank           2,110,050                    --                  --             2,110,050
  Deferred licensing income                   257,358                    --                  --               257,358
                                           ----------             ---------             -------            ----------
Total current liabilities                   5,893,517             2,031,482             161,463             3,700,572

LONG TERM LIABILITIES
  Deferred licensing income                   875,000                    --                  --               875,000
  Minority interest                           117,500               117,500                  --                    --
                                           ----------             ---------             -------            ----------
Total long term liabilities                   992,500               117,500                  --               875,000

STOCKHOLDERS' EQUITY
  Common stock, no par value                1,802,738                    --                  --             1,802,738
  Additional paid-in capital                1,353,039                    --                  --             1,353,039
  Retained deficit                         (6,854,196)               48,984                  --            (6,903,180)
                                           ----------             ---------             -------            ----------
Total stockholders' equity                 (3,698,419)               48,984                  --            (3,747,403)

Total liabilities and
stockholders' equity                        3,187,598             2,197,966             161,463               828,169
                                           ==========             =========             =======            ==========

Colorocs Information Technologies, Inc., and Subsidiary
Unaudited Pro Forma Consolidated Statement of Operations
Three Months Ended March 31, 1997

                                                               Disposition  of    Disposition  of    Three Months Ended
                                       Three Months Ended       VCA Assets       Copying & Printing    March 31, 1997
                                         March 31, 1997          (Note 1)             (Note 2)           Pro forma

REVENUES                                      405,615                   --            151,006             254,609

OPERATING EXPENSES
  COST OF REVENUES                            531,274              389,603             95,958              45,712
  RESEARCH AND DEVELOPMENT                  1,062,546            1,023,548                 --              38,998
  SALES AND MARKETING                         528,916              426,350             11,989              90,577
  GENERAL AND ADMINISTRATIVE                  770,236              536,866            132,213             101,157
                                           ----------           ----------            -------             -------

TOTAL OPERATING EXPENSES                    2,892,972            2,376,368            240,160             276,444

OPERATING INCOME                           (2,487,357)          (2,376,368)           (89,154)            (21,835)

  OTHER (EXPENSE) INCOME                      (40,010)             (29,955)           (10,544)                489
                                           ----------           ----------            -------             -------
NET (LOSS) INCOME                          (2,527,367)          (2,406,323)           (99,698)            (21,346)
                                           ==========           ==========            =======             =======

Colorocs Information Technologies, Inc., and Subsidiary
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 1996

                                                              Disposition  of      Disposition  of
                                       December 31, 1996        VCA Assets       Copying & Printing    December 31, 1996
                                                                 (Note 1)             (Note 2)             Pro forma
REVENUES                                  2,863,448                 868,510          1,080,403              914,535

OPERATING EXPENSES
  COST OF REVENUES                        2,553,173               1,376,340            754,034              422,799
  RESEARCH AND DEVELOPMENT                3,208,183               3,046,302                 --              161,881
  SALES AND MARKETING                     2,101,773               1,700,917             98,783              302,073
  GENERAL AND ADMINISTRATIVE              2,884,545               1,526,219          1,019,221              339,105
                                         ----------              ----------          ---------             --------

TOTAL OPERATING EXPENSES                 10,747,674               7,649,778          1,872,038            1,225,857
OPERATING INCOME                         (7,884,226)             (6,781,268)          (791,636)            (311,322)
  GAIN (LOSS) ON INVESTMENT
  OTHER (EXPENSE) INCOME                    (98,764)               (262,403)             3,661              159,978
                                         ----------              ----------          ---------            ---------

NET INCOME BEFORE MINORITY INTEREST      (7,982,990)             (7,043,672)          (787,974)            (151,344)
  MINORITY INTEREST                         822,500                 700,000            122,500                   --
                                         ----------              ----------          ---------            ---------

NET INCOME                               (7,160,490)             (6,343,672)          (665,474)            (151,344)
                                         ==========              ==========          =========            =========

       Colorocs Information Technologies, Inc. and Subsidiary
   Notes to Unaudited Pro Forma Consolidated Financial Statements
                March 31, 1997 and December 31, 1996

1.   Disposition of VCA

The amounts shown reflect the elimination of all tangible and intangible assets and liabilities of VCA and record a $48,984 gain upon disposition.

2.   Disposition of Copying and Printing Assets and Liabilities

The amounts shown reflect the elimination of all tangible and intangible assets and liabilities of the color copying and printing business and record neither a gain nor a loss upon disposition.